SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Estimated Cost of Providing Promotional Allowances (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Other Income and Expenses [Abstract]
Rooms	$ 30,429	$ 30,865	$ 24,625
Food and beverage	85,715	79,719	64,676
Entertainment, retail and other	12,125	16,057	9,365
Total casino expenses	$ 128,269	$ 126,641	$ 98,666